                                                                 EXHIBIT 10.63

- -------------------------------------------------------------------------------

                                AMENDMENT NO. 1

                          Dated as of August 30, 1996
                                     to the

                          PURCHASE AND SALE AGREEMENT

                          Dated as of February 2, 1996

                                    between

                                CITYSCAPE CORP.

                                      and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

- -------------------------------------------------------------------------------

        THIS AMENDMENT NO. 1, dated as of August 30, 1996, to the PURCHASE AND SALE AGREEMENT, dated as of February 2, 1996 (the "Purchase Agreement") is between Cityscape Corp., as seller (the "Seller") and Greenwich Capital Financial Products, Inc., as purchaser (the "Purchaser").


                              W I T N E S S E T H

        WHEREAS, the Seller and Purchaser have entered into the Purchase Agreement;

        WHEREAS, the Seller and the Purchaser desire to amend the Purchase Agreement to include certain additional terms;

        WHEREAS, Section XVIII permits the amendment of the Purchase Agreement by written agreement of the Seller and the Purchaser;

        The parties hereto agree as follows:

        SECTION 1.  Defined Terms.

        For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

        SECTION 2.  The Amendments

        (i) Section 4.5 of the Purchase Agreement is hereby amended by (a) inserting the words "or the Seller in accordance with the terms hereof" after the words "to any third party" in the first sentence and (b) inserting after the word "Purchaser" in the second sentence the phrase ", in addition to all other remedies hereunder and at law or equity".

        (ii) Section XXVII of the Purchase Agreement is hereby amended by inserting after the first sentence thereof the following sentence:

        "In the case of an obligation owing by Purchaser to deliver or return to Seller any security or instrument held by Purchaser or an affiliate of Purchaser, Purchaser may effect a setoff of such obligation by terminating its obligation to deliver or return such security or instrument to Seller and applying the market value thereof (as determined in good faith by Purchaser as of the date of setoff) in reduction of obligations owing by Seller."

        (iii) In all other respects the Purchase Agreement remains in full force and effect.

        SECTION 3.      Effect of Amendments

        Upon execution of this Amendment, the Purchase Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Seller and the Purchaser shall hereafter be determined, exercised and enforced subject to all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be, and be deemed to be, part of the terms and conditions of the Purchase Agreement for any and all purposes.

        SECTION 4.       Governing Law.

        This Amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        SECTION 5.      Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

        SECTION 6.      Binding Effect.

        The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

        SECTION 7.      Section Headings.

        The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

        SECTION 8.      Counterparts.

        This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                CITYSCAPE CORP.
                                  as Seller


                                By  /s/ Robert Grosser
                                  ------------------------------------
                                  Name:   Robert Grosser
                                  Title:  President


                                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                  as Purchaser


                                By /s/ Charles Forbes
                                  ------------------------------------
                                  Name:  Charles Forbes
                                  Title: Vice President